                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 6 1/2% Notes due 2003 for a like principal amount of the Company's issued and outstanding 6 1/2% Notes due 2003, of which an aggregate of $200 million in principal amount is outstanding, and of its 7 3/8% Debentures due 2018 for a like principal amount of its issued and outstanding 7 3/8% Debentures due 2018, of which an aggregate of $100 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 25th day of August, 1998.

/s/ Robert E. Fowler, Jr.
-----------------------------
Robert E. Fowler, Jr.

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 6 1/2% Notes due 2003 for a like principal amount of the Company's issued and outstanding 6 1/2% Notes due 2003, of which an aggregate of $200 million in principal amount is outstanding, and of its 7 3/8% Debentures due 2018 for a like principal amount of its issued and outstanding 7 3/8% Debentures due 2018, of which an aggregate of $100 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 25th day of August, 1998.

/s/ Wendell F. Bueche
-----------------------------
Wendell F. Bueche

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 6 1/2% Notes due 2003 for a like principal amount of the Company's issued and outstanding 6 1/2% Notes due 2003, of which an aggregate of $200 million in principal amount is outstanding, and of its 7 3/8% Debentures due 2018 for a like principal amount of its issued and outstanding 7 3/8% Debentures due 2018, of which an aggregate of $100 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 25th day of August, 1998.

/s/ Raymond F. Bentele
-----------------------------
Raymond F. Bentele

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 6 1/2% Notes due 2003 for a like principal amount of the Company's issued and outstanding 6 1/2% Notes due 2003, of which an aggregate of $200 million in principal amount is outstanding, and of its 7 3/8% Debentures due 2018 for a like principal amount of its issued and outstanding 7 3/8% Debentures due 2018, of which an aggregate of $100 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 25th day of August, 1998.

/s/ Robert W. Bruce III
-----------------------------
Robert W. Bruce III

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 6 1/2% Notes due 2003 for a like principal amount of the Company's issued and outstanding 6 1/2% Notes due 2003, of which an aggregate of $200 million in principal amount is outstanding, and of its 7 3/8% Debentures due 2018 for a like principal amount of its issued and outstanding 7 3/8% Debentures due 2018, of which an aggregate of $100 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 25th day of August, 1998.

/s/ Rod F. Dammeyer
-----------------------------
Rod F. Dammeyer

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 6 1/2% Notes due 2003 for a like principal amount of the Company's issued and outstanding 6 1/2% Notes due 2003, of which an aggregate of $200 million in principal amount is outstanding, and of its 7 3/8% Debentures due 2018 for a like principal amount of its issued and outstanding 7 3/8% Debentures due 2018, of which an aggregate of $100 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 25th day of August, 1998.

/s/ James M. Davidson
-----------------------------
James M. Davidson

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 6 1/2% Notes due 2003 for a like principal amount of the Company's issued and outstanding 6 1/2% Notes due 2003, of which an aggregate of $200 million in principal amount is outstanding, and of its 7 3/8% Debentures due 2018 for a like principal amount of its issued and outstanding 7 3/8% Debentures due 2018, of which an aggregate of $100 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 25th day of August, 1998.

/s/ Rene L. Latiolais
-----------------------------
Rene L. Latiolais

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 6 1/2% Notes due 2003 for a like principal amount of the Company's issued and outstanding 6 1/2% Notes due 2003, of which an aggregate of $200 million in principal amount is outstanding, and of its 7 3/8% Debentures due 2018 for a like principal amount of its issued and outstanding 7 3/8% Debentures due 2018, of which an aggregate of $100 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 25th day of August, 1998.

/s/ Harold H. MacKay
-----------------------------
Harold H. MacKay

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 6 1/2% Notes due 2003 for a like principal amount of the Company's issued and outstanding 6 1/2% Notes due 2003, of which an aggregate of $200 million in principal amount is outstanding, and of its 7 3/8% Debentures due 2018 for a like principal amount of its issued and outstanding 7 3/8% Debentures due 2018, of which an aggregate of $100 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 25th day of August, 1998.

/s/ David B. Mathis
-----------------------------
David B. Mathis

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 6 1/2% Notes due 2003 for a like principal amount of the Company's issued and outstanding 6 1/2% Notes due 2003, of which an aggregate of $200 million in principal amount is outstanding, and of its 7 3/8% Debentures due 2018 for a like principal amount of its issued and outstanding 7 3/8% Debentures due 2018, of which an aggregate of $100 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 25th day of August, 1998.

/s/ Donald F. Mazankowski
-----------------------------
Donald F. Mazankowski

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 6 1/2% Notes due 2003 for a like principal amount of the Company's issued and outstanding 6 1/2% Notes due 2003, of which an aggregate of $200 million in principal amount is outstanding, and of its 7 3/8% Debentures due 2018 for a like principal amount of its issued and outstanding 7 3/8% Debentures due 2018, of which an aggregate of $100 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 25th day of August, 1998.

/s/ Joseph P. Sullivan
-----------------------------
Joseph P. Sullivan

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 6 1/2% Notes due 2003 for a like principal amount of the Company's issued and outstanding 6 1/2% Notes due 2003, of which an aggregate of $200 million in principal amount is outstanding, and of its 7 3/8% Debentures due 2018 for a like principal amount of its issued and outstanding 7 3/8% Debentures due 2018, of which an aggregate of $100 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 25th day of August, 1998.

/s/ Richard L. Thomas
-----------------------------
Richard L. Thomas

                               POWER OF ATTORNEY
                               -----------------


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Bradford James, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of its 6 1/2% Notes due 2003 for a like principal amount of the Company's issued and outstanding 6 1/2% Notes due 2003, of which an aggregate of $200 million in principal amount is outstanding, and of its 7 3/8% Debentures due 2018 for a like principal amount of its issued and outstanding 7 3/8% Debentures due 2018, of which an aggregate of $100 million in principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 25th day of August, 1998.

/s/ Billie B. Turner
-----------------------------
Billie B. Turner